Exhibit 99.2

Notice of 2022 Annual Meeting and

Notice of availability of meeting materials (Beneficial)

Throughout this notice, Enbridge and our means Enbridge Inc. and you, your, and shareholder mean a beneficial holder of common shares of Enbridge.

You are receiving this notice because Enbridge is using the notice and access system to deliver to you our Management Information Circular and other proxy-related materials, including our 2021 Annual Report, for our Annual Meeting of Shareholders by providing you with electronic access to the documents instead of mailing paper copies. Notice-and-access is an environmentally-friendly and cost-effective way to distribute the materials because it reduces printing, paper and postage. Enclosed with this notice is a voting instruction form so you can vote your shares.

Annual Meeting date and location

When:	May 4, 2022
1:30 p.m. (Mountain Daylight Time)

Where:

Virtual Meeting via live audio webcast online at web.lumiagm.com/497249423,

password “enbridge2022” (case sensitive). Meeting ID 497-249-423.

See “How do I attend and participate at the Meeting” on page 7 of the Management Information Circular or your voting instruction form for instructions on how to attend the Annual Meeting online.

Items of business to be voted on at the Annual Meeting

The following items of business are described in the “Business of the Meeting” section of the Management Information Circular.

Refer to the Management
Information Circular
1.	Election of directors – Election of the 12 director nominees identified in the Management Information Circular to serve as directors until the end of our next annual meeting of shareholders.	Pages 11 – 29

2.	Appointment of auditors – Appointment of PricewaterhouseCoopers LLP as our independent auditors and authorize the directors to fix their remuneration.	Pages 29 – 30

3.	Advisory vote on executive compensation – Non-binding advisory vote to accept our approach to executive compensation as disclosed in the Management Information Circular.	Pages 30 – 31

4.	Shareholder proposal – Vote on the shareholder proposal, as set out in Appendix A of the Management Information Circular	Page 31 and Appendix A

Please review our Management Information Circular PRIOR to voting.

The Management Information Circular and 2021 Annual Report are available at: enbridge.com/noticeandaccess or sedar.com.

How to request paper copies of the Management Information Circular and 2021 Annual Report

Shareholders may request to receive paper copies of the Management Information Circular and 2021 Annual Report by mail, at no cost, for up to one year from March 17, 2022, by using the Control Number located on the enclosed voting instruction form. You will not be sent another voting instruction form, so please retain the one mailed to you so you can vote your shares.

To request a paper copy before the meeting date, please call the number below and follow the instructions using the 16-digit Control Number located on your voting instruction form.

Toll free at 1-877-907-7643 (within North America) or direct at 303-562-9305 (English) 303-562-9306 (French) (outside North America).

To ensure you receive the materials in advance of the voting deadline, all requests should be received no later than 5 p.m., Mountain Daylight Time, on Tuesday, April 26, 2022.

We also provide paper copies of the Management Information Circular and our 2021 Annual Report to shareholders who have standing instructions to receive, or for whom Enbridge has otherwise received a request to provide, paper copies of materials.

How to vote your shares

You cannot vote by returning this notice. To vote your shares you must use one of the following voting methods, which are also outlined in your enclosed voting instruction form.

	Canada (and elsewhere other than the U.S.)	United States
Internet:	Follow the instructions at proxyvote.com using the 16-digit Control Number from your voting instruction form.

Telephone:	1-800-474-7493 (English)	1-800-454-8683 (United States)
1-800-474-7501 (French)

You will need the 16-digit Control Number on your voting instruction form to vote by telephone.

Mail:	Return your voting instruction form in the accompanying pre-paid envelope to:

	Data Processing Centre	Proxy Services
	P.O. Box 3700, Stn Industrial Park	P.O. Box 9104
	Markham, Ontario L3R 9Z9	Farmingdale, New York
	Canada	11735-9533 USA

Subject to the next paragraph, to be valid, your voting instructions must be received by 1:30 p.m., Mountain Daylight Time, on Monday, May 2, 2022, or, in the case of any adjournment or postponement of the meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned or postponed meeting.

Notwithstanding the previous paragraph, your voting instruction form may provide for an earlier voting deadline in order to process your votes in a timely manner. To ensure your votes are counted, you should ensure your voting instruction form is submitted in the timeline provided for on such voting instruction form.

For instructions on how to attend the Annual Meeting online and vote your Enbridge shares as a duly appointed proxyholder, at the Annual Meeting online, see your enclosed voting instruction form or “How do I attend and participate at the Meeting” on page 7 of the Management Information Circular.

To request paper copies of the Management Information Circular and/or 2021 Annual Report after the meeting date, or if you have any questions about notice and access, please contact our Investor Relations line at 1-800-481-2804 (within North America).